                Oppenheimer Small- & Mid- Cap Value Fund
                     Supplement dated May 19, 2008
                to the Prospectus dated January 31, 2008

This supplement amends the Prospectus dated January 31, 2008 and replaces the supplements dated April 28, 2008 and May 2, 2008. The
Prospectus is revised as follows:

1.    Effective June 2, 2008, the first three paragraphs, including the bullet points, in the section titled "About Your Account - How to Buy
  Shares" are deleted in their entirety and are replaced by the following:

   You can buy shares several ways, as described below. The Fund's
   Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The
   Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

   The previous restrictions on new investments in Fund shares have been lifted. As investments in the Fund grow, however, the Manager may consider whether reimposing such restrictions would be in the best interests of the Fund and its shareholders, particularly as the Fund's assets approach the $6 billion level.

2.    Effective June 2, 2008, the first paragraph and the first two bullet points in the section titled "About Your Account - How to Buy
  Shares - What is the Minimum Amount You Must Invest?" are deleted in their entirety and are replaced by the following:

   WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50.
   There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan
     accounts that OppenheimerFunds offers, more fully described below under "Special Investor Services," you can start your account with as little as $500.
o     For certain retirement accounts that have automatic investments through salary deduction plans, there is no minimum initial investment.
o     By using an Asset Builder Plan or Automatic Exchange Plan
     (details are in the Statement of Additional Information), or government allotment plan, you can make an initial investment for as little as $500. The minimum subsequent investment is $50, except that for any account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     A minimum initial investment of $250 applies to certain fee based programs that have an agreement with the Distributor. The minimum subsequent investment for those programs is $50.
o     The minimum purchase amounts listed do not apply to omnibus accounts.

3.    The address information following the bullet points in the section titled "How to Sell Shares - How Do You Sell Shares by Mail?"
  is deleted in its entirety and is replaced by the following:

Use the following address for requests by regular mail:
               OppenheimerFunds Services
                     P.O. Box 5270
                 Denver, Colorado 80217
    Use one of the following addresses for courier or
                 express mail requests:
 Prior to October 10, 2008:   On or after October 10, 2008:
 OppenheimerFunds Services    OppenheimerFunds Services
  10200 East Girard Avenue     12100 East Iliff Avenue
         Building D                   Suite 300
   Denver, Colorado 80231      Aurora, Colorado 80014

4.    The following is added to the Fund's Prospectus:

   Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

May 19, 2008                               PS0251.040